Acquisitions and disposals of subsidiaries	6 Months Ended
Jun. 30, 2019
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Acquisitions and disposals of subsidiaries

6. Acquisitions and disposals of subsidiaries

The table below summarizes the impact of acquisitions and disposals on the statement of financial position and cash flows of AB InBev for 30 June 2019 and 30 June 2018:

Million US dollar	2019 Acquisitions	2018 Acquisitions	2019 Disposals	2018 Disposals
Non-current assets
Property, plant and equipment	26	—	0	(249)
Intangible assets	307	67	(15)	(17)
Deferred tax assets	0	—	0	(86)
Trade and other receivables	0	1	0	—
Current assets
Inventories	39	1	0	(74)
Income tax receivables	0	—	0	(2)
Trade and other receivables	12	1	0	(77)
Cash and cash equivalents	40	1	0	(4)
Assets held for sale	0	—	0	(27)
Non-current liabilities
Interest-bearing loans and borrowings	(4)	—	0	—
Deferred tax liabilities	(49)	(1)	4	2
Current liabilities
Bank overdrafts	0	—	0	7
Interest-bearing loans and borrowings	(2)	—	0	142
Trade and other payables	(47)	(6)	0	252
Provisions	0	—	0	1

Net identifiable assets and liabilities	322	65	(11)	(132)
Non-controlling interests	(62)	—	0	—
Goodwill on acquisitions and goodwill disposed of	389	—	(15)	(479)
Loss/(gain) on disposal	0	—	(13)	(15)
Consideration to be (paid)/received	(348)	(4)	0	53
Net cash paid on prior years acquisitions/(disposal)	81	10	(53)	12
Recycling of cumulative translation adjustment in respect of net assets	0	—	0	(584)
Contribution in kind	0	—	0	1 150

Consideration paid/(received)	382	71	(92)	5
Cash (acquired)/ disposed of	(40)	(1)	0	(3)

Net cash outflow / (inflow)	342	70	(92)	2

On 30 March 2018, AB InBev completed the 50:50 merger of AB InBev’s and Anadolu Efes’ existing Russia and Ukraine businesses. Following the closing of the transaction, the operations of AB InBev and Anadolu Efes in Russia and Ukraine are combined under AB InBev Efes. The combined business is fully consolidated in the Anadolu Efes financial accounts. As a result of the transaction, AB InBev stopped consolidating its Russia and Ukraine businesses and accounts for its investment in AB InBev Efes under the equity method as of that date. See also Note 14 Investments in associates.

The transaction described above involved the contribution by AB InBev of its existing Russia and Ukraine businesses to AB InBev Efes in exchange for a 50% ownership in AB InBev Efes. In line with IFRS, the contribution by AB InBev of its existing Russia and Ukraine businesses to AB InBev Efes, with AB InBev losing control, is accounted for as a deemed disposal and the 50% non-controlling interest AB InBev received in AB InBev Efes in exchange for such contribution is accounted for as a deemed acquisition of an investment in associate, with both acquisition and disposal measured at their fair value estimated at 1.15 billion US dollar representing the estimated value of the 50 % investment AB InBev will hold in AB InBev Efes after adjustment for net debt.

When a parent loses control of a subsidiary, IFRS 10 requires all assets and liabilities of the former subsidiary to be derecognized and any gain or loss associated with the deemed disposal interest to be recognized in the consolidated income statement. IFRS also requires that any amounts previously recognized in the consolidated statement of other comprehensive income, including historical translation adjustments, be recycled to the consolidated income statement, at the date when control is lost.

On 30 March 2018, AB InBev derecognized 573m US dollar net assets related to its former Russia and Ukraine businesses and recycled 584m US dollar from other comprehensive income to the consolidated income statement, resulting in a net exceptional, non-cash loss of 7m US dollar (see also Note 7 Exceptional items).

The company undertook a series of additional acquisitions and disposals during 2018 and 2019, with no significant impact in the company’s consolidated financial statements.